                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


        We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Stewart Information Services Corporation of our report dated January 20, 1995 on the consolidated financial statements of Stewart
Title & Trust of Phoenix, Inc. appearing in the Annual Report on Form 10-K for the year ended December 31, 1996.


 /s/ PRICE WATERHOUSE LLP
--------------------------
     PRICE WATERHOUSE LLP


Phoenix, Arizona
March 20, 1997

                        CONSENT OF INDEPENDENT AUDITORS

        We consent to the reference to our firm under the caption "Interests of Named Experts and Counsel" in the Registration Statement (Form S-8) pertaining to the 1997 Stock Option Plan for Region Managers of Stewart Information Services Corporation and to the incorporation by reference therein of our report dated January 20, 1995, with respect to the statements of operations and retained earnings and cash flows for the year ended December 31, 1994 (not presented separately therein) included in Stewart Information Services Corporation's Annual Report (Form 10-K) for the year ended December 31, 1996, filed with the Securities and Exchange Commission.

                                        /s/ ERNST & YOUNG LLP
                                        ------------------------
                                            ERNST & YOUNG LLP

Century City
Los Angeles, California
March 17, 1997

The Board of Directors
Stewart Information Services Corporation

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Interests of Named Experts and Counsel" in the Registration Statement.

/s/ DOSHIER, PICKENS & FRANCIS, P.C.
------------------------------------
Doshier, Pickens & Francis, P.C.
February 25, 1997

The Board of Directors
Stewart Information Services Corporation

I consent to the use of my report incorporated herein by reference and to the reference to our firm under the heading "Interests of Named Experts and Counsel" in the Registration Statement.

/s/ JIM S. WALKER
---------------------------------
Jim S. Walker

January 31, 1997

The Board of Directors
Stewart Information Services Corporation

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Interests of Named Experts and Counsel" in the Registration Statement.

/s/ FANCHER & COMPANY
---------------------
    FANCHER & COMPANY


February 28, 1997

The Board of Directors
Stewart Information Services Corporation

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Interests of Named Experts and Counsel" in such Registration Statement.

/s/ M. TIMOTHY O'ROARK
----------------------------------
M. TIMOTHY O'ROARK

February 18, 1997

March 12, 1997

The Board of Directors
Stewart Information Services Corporation

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Interests of Named Experts and Counsel" in the Registration Statement.

                                        Sincerely,

                                        /s/ GRANT BENNETT ACCOUNTANTS
                                        ----------------------------------------
                                        GRANT BENNETT ACCOUNTANTS
                                        Certified Public Accountants
                                        A Professional Corporation

The Board of Directors
Stewart Information Services Corporation

        We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Interests of Named Experts and Counsel" in the Registration Statement.

                                        /s/ AARONSON, WHITE & COMPANY
                                        -------------------------------------
                                            AARONSON, WHITE & COMPANY

Houston, TX

The Board of Directors
Stewart Information Services Corporation


We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Interests of Named Experts and Counsel" in such Registration Statement.



                                           EDGAR, KIKER & CROSS
                                           ----------------------------
                                           EDGAR, KIKER & CROSS, L.L.P.
                                           Certified Public Accountants



February 20, 1997

The Board of Directors
Stewart Information Services Corporation


        We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Interests of Named Experts and Counsel" in Registration Statement.


Signed  WILKERSON & ARTHUR
--------------------------

Date February 24, 1997
--------------------------

The Board of Directors
Stewart Information Services Corporation


        I consent to the use of my report incorporated herein by reference and to the reference to my firm under the heading "Interests of Named Experts and Counsel" in Registration Statement.




Signed  JESUS YEPEZ CPA
--------------------------

February 5, 1997

The Board of Directors
Stewart Information Services Corporation


        We consent to the use of our report incorporated herein by reference and to the the reference to our firm under the heading "Interests of Named Experts and Counsel" in Registration Statement.

/s/ WILLIAMS & PEARCY, CPA's
----------------------------
Williams & Pearcy, CPA's
January 25, 1997

The Board of Directors
Stewart Information Services Corporation


        We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Interests of Named Experts and Counsel" in Registration Statement.

/s/ FLUSCHE, VAN BEVEREN, KILGORE, P.C.
---------------------------------------
Flusche, Van Beveren, Kilgore, P.C.
Corpus Christi, Texas
February 28, 1997

The Board of Directors
Stewart Information Services Corporation


        I consent to the use of my report incorporated herein by reference and to the reference to my firm under the heading "Interests of Named Experts and Counsel" in Registration Statement.


/s/ GINNY SANDERS MAY, CPA
--------------------------

March 11, 1997